EXHIBIT 10.1

WIIZZ BANGER

2025 SUBSIDIARY STOCK INCENTIVE PLAN

1.        Establishment and Purpose.

The purpose of the Wizz Banger 2025 Subsidiary Stock Incentive Plan (the “Plan”) is to promote the interests of Twin Vee PowerCats Co. (the “Company”) and the stockholders of the Company by providing equity interests in the Company’s Participating Subsidiary,
Wizz Banger, Inc. to directors, officers, employees and consultants of such Participating Subsidiary, including officers and employees of the Company who are also employees and/or officers of such Participating Subsidiary, in order to encourage them to enter into and continue in the employ or service of the Company and/or the Participating Subsidiary, to acquire a proprietary interest in the long-term success of the Company and/or the Participating Subsidiary and to reward the performance of individuals in fulfilling long-term corporate objectives.

2.        Administration of the Plan.

The Plan shall be administered by a Committee appointed by the Board of Directors. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, and subject to approval of the Subsidiary Committee as set forth below, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted; to determine the number of shares of stock of the Participating Subsidiary to which an Award may relate and the terms, conditions, restrictions and performance criteria, if any, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged or surrendered; to make adjustments in the performance goals that may be required for any award in recognition of unusual or nonrecurring events affecting the financial statements of the Company or the Participating Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its absolute discretion, subject to Section 409A of the Code and not inconsistent with the express terms and provisions of the Plan and subject to approval of the Subsidiary Committee as set forth below, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (b) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, Restricted Stock Unit or other Award or otherwise adjust any of the terms applicable to any such Award.

Except as required by Rule 16b-3 with respect to grants of Awards to individuals who are subject to Section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to one or more officers of the Company; provided, however, that any such action shall be subject to approval of the Subsidiary Committee as set forth below.

Subject to Section 16 of the Exchange Act, to the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending this Plan, establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Awards to such Participants in accordance with those rules.

Notwithstanding anything contained herein to the contrary, no action or decision by the Committee or the Board under the Plan (or any delegate thereof) shall be effective with respect to the Participating Subsidiary (and the Participants) unless the Subsidiary Board or Committee approves such action or decision. For the avoidance of doubt, while some provisions of the Plan refer expressly to the Subsidiary Committee or Board approval, the Subsidiary Board or Committee approval shall be required even if not expressly stated.

All decisions, determinations and interpretations of the Committee, the Board of Directors or the Subsidiary Board or Committee shall be final and binding on all persons with any interest in an Award, including the Company, the Participating Subsidiary and Participants (or any person claiming any rights under the Plan from or through any Participant). No member of the Committee, the Board of Directors or the Subsidiary Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award.

3.        Definitions. For purposes of the Plan, the following terms shall be defined as set forth below.

(a)        “Award” shall mean any Option, Restricted Stock Award, Restricted Stock Unit Award, Stock Bonus Award, Stock Appreciation Right, Performance Award, Other Stock-Based Award or Other Cash-Based Award granted pursuant to the terms of the Plan.

(b)        “Award Agreement” shall mean the written agreement between the Company and/or the Participating Subsidiary and a Participant evidencing an Award.

(c)        “Board of Directors” shall mean the Board of Directors of the Company.

(d)        “Cause” shall mean a termination of a Participant’s employment by the Company or the Subsidiary due to (i) the continued failure, after written notice, by the Participant substantially to perform his or her duties with the Company or the Subsidiary (other than any such failure resulting from incapacity due to reasonably documented physical illness or injury or mental illness), (ii) the engagement by the Participant in serious misconduct that causes, or in the good faith judgment of the Board of Directors may cause, harm (financial or otherwise) to the Company or any of its Subsidiaries including, without limitation, the disclosure of material secret or confidential information of the Company or any of its Subsidiaries or (iii) the material breach by the Participant of any agreement between such Participant, on the one hand, and the Company, on the other hand. Notwithstanding the above, with respect to any Participant who is a party to an employment agreement with the Company, Cause shall have the meaning set forth in such employment agreement.

(e)        A “Change in Control” shall be deemed to have occurred if a Change in Control (as defined in the Twin Vee PowerCats Co. Amended and Restated 2021 Stock Incentive Plan Stock Incentive Plan) occurs with respect to the Company or if an event set forth in any one of the following paragraphs occurs (provided that the following events shall be treated as a Change in Control solely with respect to Awards relating to Participating Subsidiary Stock of the Participating Subsidiary):

(i)        any Person (other than the Company or a Subsidiary), or a group of related Persons, is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Participating Subsidiary (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Participating Subsidiary) representing more than 50% of the Participating Subsidiary’s then outstanding voting power, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (ii) below or any Person who is an employee, officer, director or service provider of or to the Company and/or any of its Subsidiaries; or

(ii)        there is consummated a merger or consolidation of the Participating Subsidiary with any other corporation (other than the Company or a Subsidiary) other than (A) a merger or consolidation which would result in the voting securities of the Participating Subsidiary outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the voting securities of the Participating Subsidiary or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of the Participating Subsidiary (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Participating Subsidiary (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Participating Subsidiary) representing more than 50% of the combined voting power of the Participating Subsidiary’s then outstanding securities; or

(iii) there is consummated the sale, exclusive license, or other disposition by the Participating Subsidiary of all or substantially all of the Participating Subsidiary’s assets, other than a sale, exclusive license, or other disposition by the Participating Subsidiary of all or substantially all of the Participating Subsidiary’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by the Company or a Subsidiary .

For the avoidance of doubt, a transaction will not constitute a Change in Control if its sole purpose of changing the domicile of the Participating Subsidiary.

(f)        “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder. References in the Plan to specific sections of the Code shall be deemed to include any successor provisions thereto.

(g)        “Committee” shall mean, at the discretion of the Board of Directors, a Committee of the Board of Directors, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board of Directors, is a “nonemployee director” within the meaning of Rule 16b-3.

(h)        “Company” shall mean TwinVee PowerCats Co., a Delaware corporation.

(i)        “Disability” shall mean permanent disability as determined pursuant to the Company’s long-term disability plan or policy, in effect at the time of such disability, regardless of whether a Participant is covered by such plan or policy.

(j)        “Effective Date” shall mean June ____, 2025, or if later, date on which this Plan was adopted by both the Board of Directors and the board of directors of the Participating Subsidiary.

(k)        “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(l)        The “Fair Market Value” of a share of Participating Subsidiary Stock, as of a date of determination, shall mean (1) the closing sales price per share of Participating Subsidiary Stock on the national securities exchange on which such stock is principally traded on the date of determination, or (2) if the shares of Participating Subsidiary Stock are not listed or admitted to trading on any such exchange, the closing price as reported by an over-the-counter market for the last preceding date on which there was a sale of such stock on such exchange, or (3) if the shares of Participating Subsidiary Stock are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith based. In no event shall the fair market value of any share of Participating Subsidiary Stock, the Option exercise price of any Option, the appreciation base per share of Participating Subsidiary Stock under any Stock Appreciation Right, or the amount payable per share of Participating Subsidiary Stock under any other Award, be less than the par value per share of the applicable Participating Subsidiary Stock.

(m)        “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

(n)        “Nonemployee Director” shall mean a member of the Board of Directors who is not an employee of the Company.

(o)        “Nonqualified Stock Option” shall mean an Option other than an Incentive Stock Option.

(p)        “Option” shall mean an option to purchase shares of Participating Subsidiary Stock granted pursuant to Section 6(b).

(q)        “Other Cash-Based Award” shall mean a right or other interest granted to a Participant pursuant to Section 6(h) hereof other than an Other Stock-Based Award.

(r)        “Other Stock-Based Award” shall mean a right or other interest granted to a Participant, valued in whole or in part by reference to, or otherwise based on, or related to, Participating Subsidiary Stock pursuant to Section 6(h) hereof, including but not limited to (i) unrestricted Participating Subsidiary Stock awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan, and (ii) a right granted to a Participant to acquire Participating Subsidiary Stock from the Company or the Participating Subsidiary containing terms and conditions prescribed by the Committee.

(s)        “Participant” shall mean an employee, consultant or director of the Participating Subsidiary, including an employee, consultant or director of the Company who is also an employee, consultant or director of the Participating Subsidiary, to whom an Award is granted pursuant to the Plan, and, upon the death of the employee, consultant or director, his or her successors, heirs, executors and administrators, as the case may be.

(t)        “Participating Subsidiary” shall mean Wizz Banger, Inc.

(u)        “Participating Subsidiary Stock” shall mean the common stock of the Participating Subsidiary with respect to which an Award is granted.

(v)        “Performance Award” shall mean an Award granted to a Participant pursuant to Section 6(f) hereof.

(w)        “Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, except that such term shall not include (1) the Company or a Subsidiary, (2) a trustee or other fiduciary under an employee benefit plan of the Company or a Subsidiary, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(x)        “Restricted Stock” shall mean a share of Participating Subsidiary Stock which is granted pursuant to the terms of Section 6(e) hereof. A “Restricted Stock Award” shall refer to an Award of Restricted Stock.

(y)        “Restricted Stock Unit” shall mean a restricted stock unit of a Participating Subsidiary that is granted pursuant to the terms of Section 6(g) hereof. A “Restricted Stock Unit Award” shall refer to an Award of Restricted Stock Units.

(z)        “Retirement” shall mean, in the case of employees, the termination of employment with the Company and its Subsidiaries (other than for Cause) during or after the calendar year in which a Participant has or will reach (i) age 55 with ten years of service with the Company and/or the Participating Subsidiary, or (ii) age 60 with five years of service with the Company and/or its Subsidiaries. “Retirement” shall mean, in the case of directors who are not employees, the termination of service with the Company and its Subsidiaries (other than for Cause) during or after the calendar year in which a Participant has or will reach age 75 with five years of service with the Company and/or the Participating Subsidiary.

(aa) “Rule 16b-3” shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(bb) “Section 409A Fair Market Value” means, if the Participating Company Stock is readily tradable on an established securities market as of the date of grant of an Option or Stock Appreciation Right, the Fair Market Value of the Participating Company Stock as of the date of grant. If the Stock is not readily tradable on an established securities market, the Section 409A Fair Market Value of the Participating Company Stock shall be determined by the Board using the reasonable application of a reasonable valuation method within the meaning of Treas. Reg. §1.409A-1(b)(5)(iv)(B).

(cc) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(dd) “Stock Appreciation Right” shall mean the right, granted to a Participant under Section 6(d), to be paid an amount measured by the appreciation in the Fair Market Value of a share of Participating Subsidiary Stock from the date of grant to the date of exercise of the right, with payment to be made in cash and/or a share of Participating Subsidiary Stock, as specified in the Award or determined by the Committee.

(ee) “Stock Bonus” shall mean a bonus payable in shares of Participating Subsidiary Stock granted pursuant to Section 6(e) hereof. A “Stock Bonus Award” shall refer to a Stock Bonus.

(ff) “Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code, with respect to the Company, whether in existence on the Effective Date or thereafter established.

(gg) “Subsidiary Board” shall mean the Board of Directors of the Participating Subsidiary.

(hh) “Subsidiary Committee” shall mean the board of directors of the Participating Subsidiary or, at the discretion of the board of directors of the Participating Subsidiary, a committee of such board of directors, which shall consist of two or more persons, each of whom, unless otherwise determined by the board of directors, is a “nonemployee director” within the meaning of Rule 16b-3.

4.        Stock Subject to the Plan.

(a)        Shares Available for Awards. 2,800,000 shares of common stock of the Participating Subsidiary shall be reserved for issuance under the Plan (all of which may be granted as Incentive Stock Options). Shares of Participating Subsidiary Stock issued under the Plan may be authorized but unissued shares of Participating Subsidiary Stock and/or authorized and issued Participating Subsidiary Stock held in the Participating Subsidiary’s treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b)        Adjustment for Change in Capitalization. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Participating Subsidiary Stock, or other property), recapitalization, Participating Subsidiary Stock split, reverse Participating Subsidiary Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event has occurred, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of Participating Subsidiary Stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of Participating Subsidiary Stock, securities or other property (including cash) issued or issuable in respect of outstanding Awards, and/or (3) the exercise price, grant price or purchase price relating to any Award; provided that, with respect to Incentive Stock Options, any such adjustment shall be made in accordance with Section 424 of the Code (to the extent applicable); and provided further that, no such adjustment shall cause any Award hereunder which is or could be subject to Section 409A of the Code to fail to comply with the requirements of such section.

(c)        Reuse of Shares. Except as set forth below, if any shares of Participating Subsidiary Stock subject to an Award are forfeited, cancelled, exchanged or surrendered, or if an Award terminates or expires without a distribution of shares to the Participant, the shares of Participating Subsidiary Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Participating Subsidiary Stock as to which the Award is exercised and such number of shares shall no longer be available for Awards under the Plan. In addition, notwithstanding the forgoing, the shares of Participating Subsidiary Stock surrendered or withheld as payment of either the exercise price of an Option (including shares of stock otherwise underlying an Award of a Stock Appreciation Right that are retained by the Company or the Participating Subsidiary to account for the appreciation base of such Stock Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for Awards under the Plan.

5.        Eligibility.

The persons who shall be eligible to receive Awards pursuant to the Plan shall be the individuals the Committee shall select from time to time, who are employees, officers, directors and consultants of the Participating Subsidiary, including employees, officers and directors of the Company that are also employees or officers of the Participating Subsidiary; provided, that Incentive Stock Options with respect to the Participating Subsidiary shall be granted only to employees (including officers and directors who are also employees) of the Participating Subsidiary.

6.        Awards Under the Plan.

(a)        Award Agreement. The Committee may grant Awards in such amounts and with such terms and conditions as the Committee shall determine in its sole discretion, subject to the terms and provisions of the Plan and approval of the Subsidiary Committee.

(b) Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by such Award Agreement as the Committee may in its sole discretion deem necessary or desirable and unless the Committee determines otherwise, such Award Agreement must be signed, acknowledged and returned by the Participant to the Committee or its delegate. Unless the Committee determines otherwise, any failure by the Participant to sign and return the Award Agreement within such period of time following the granting of the Award as the Committee shall prescribe shall cause such Award to the Participant to be null and void. By accepting an Award or other benefits under the Plan (including participation in the Plan), each Participant, shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, all provisions of the Plan and the Award Agreement.

(c)        Stock Options.

(i)        The Committee may grant Options under the Plan to purchase shares of Participating Subsidiary Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The vesting of an Option granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or the Participating Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee or Subsidiary Committee may determine in its sole discretion. The exercise price of a share of Participating Subsidiary Stock purchasable under an Option shall be determined by the Committee, but in no event shall the exercise price be less than the Section 409A Fair Market Value per share on the grant date of such Option. The date as of which the Committee adopts a resolution granting an Option shall be considered the day on which such Option is granted unless such resolution specifies a later date.

(ii)        Each Option shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option and shall state the number of shares of Participating Subsidiary Stock to which the Option (and/or each type of Option) relates.

(d)        Special Requirements for Incentive Stock Options.

(i)        To the extent that the aggregate Fair Market Value of shares of Participating Subsidiary Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or a Subsidiary shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(ii)        No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Participating Subsidiary to which such Incentive Stock Option relates unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Participating Subsidiary Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(e)        Stock Appreciation Rights.

(i)        The Committee may grant a related Stock Appreciation Right in connection with all or any part of an Option granted under the Plan, either at the time such Option is granted or at any time thereafter prior to the exercise, termination or cancellation of such Option, and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, consistent with the terms and provisions of the Plan, provided, however, that in no event shall the appreciation base of the shares of Participating Subsidiary Stock subject to the Stock Appreciation Right be less than the Section 409A Fair Market Value per share on the grant date of such Stock Appreciation Right. The vesting of a related Stock Appreciation Right granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or the Participating Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee or Subsidiary Committee may determine in its sole discretion. The holder of a related Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Award Agreement, have the right by exercise thereof to surrender to the Company or the Participating Subsidiary for cancellation all or a portion of such related Stock Appreciation Right, but only to the extent that the related Option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate Fair Market Value of the shares of Participating Subsidiary Stock subject to the related Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate appreciation base of the shares of Participating Subsidiary Stock subject to the Stock Appreciation Right or portion thereof surrendered. Upon any exercise of a related Stock Appreciation Right or any portion thereof, the number of shares of Participating Subsidiary Stock subject to the related Option shall be reduced by the number of shares of Participating Subsidiary Stock in respect of which such Stock Appreciation Right shall have been exercised.

(ii)        The Committee may grant unrelated Stock Appreciation Rights in such amount and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan, provided, however, that in no event shall the appreciation base of the shares of Participating Subsidiary Stock subject to the Stock Appreciation Right be less than the Section 409A Fair Market Value per share on the grant date of such Stock Appreciation Right. The vesting of an unrelated Stock Appreciation Right granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or the Participating Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion. The holder of an unrelated Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Award Agreement, have the right to surrender to the Company or the Participating Subsidiary for cancellation all or a portion of such Stock Appreciation Right, but only to the extent that such Stock Appreciation Right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (x) the aggregate Fair Market Value of the shares of Participating Subsidiary Stock subject to the Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (y) the aggregate appreciation base of the shares of Participating Subsidiary Stock subject to the Stock Appreciation Right or portion thereof surrendered.

(iii)        The grant or exercisability of any Stock Appreciation Right shall be subject to such conditions as the Committee, in its sole discretion, shall determine.

(f)        Restricted Stock and Stock Bonus.

(i)        The Committee may grant Restricted Stock awards, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Award Agreements. The vesting of a Restricted Stock award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or the Participating Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

(ii)        Each Award Agreement with respect to a Restricted Stock award shall set forth the amount (if any) to be paid by the Participant with respect to such Award and when and under what circumstances such payment is required to be made.

(iii)        The Committee may, upon such terms and conditions as the Committee determines in its sole discretion, provide that a certificate or certificates representing the shares underlying a Restricted Stock award shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Award Agreement, or that such certificate or certificates shall be held in escrow by the Company or the Participating Subsidiary on behalf of the Participant until such shares become vested or are forfeited. Except as provided in the applicable Award Agreement, no shares underlying a Restricted Stock award may be assigned, transferred, or otherwise encumbered or disposed of by the Participant until such shares have vested in accordance with the terms of such Award.

(iv)        If and to the extent that the applicable Award Agreement may so provide, a Participant shall have the right to vote and receive dividends on the shares underlying a Restricted Stock award granted under the Plan. Unless otherwise provided in the applicable Award Agreement, any stock received as a dividend on or in connection with a stock split of the shares underlying a Restricted Stock award shall be subject to the same restrictions as the shares underlying such Restricted Stock award.

(v)        The Committee may grant Stock Bonus awards, alone or in tandem with other Awards under the Plan, subject to such terms and conditions as the Committee shall determine in its sole discretion and as may be evidenced by the applicable Award Agreement. The vesting of a Stock Bonus award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or the Participating Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

(g)        Performance Awards. The Committee may grant Performance Awards, alone or in tandem with other Awards under the Plan, to acquire shares of Participating Subsidiary Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan and the applicable Award Agreement. The vesting of a Performance Award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or the Participating Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, the Performance Awards shall provide that payment shall be made within 2½ months after the end of the year in which the Participant has a legally binding vested right to such award.

(h)        Restricted Stock Units.

(i)        A Restricted Stock Unit represents the right to receive on the respective scheduled vesting or payment date for such Restricted Stock Unit, one share of Participating Subsidiary Stock or a cash payment or payments equal to the value of one share of Participating Company Stock on such date. An Award of Restricted Stock Units may be subject to the completion of a specified period of employment or service with the Company or the Participating Subsidiary or the attainment of specified performance goals or targets, and such other terms and conditions as the Committee may determine, subject to the provisions of this Plan. At the time an Award of Restricted Stock Units is made, the Committee shall establish the vesting conditions and the timing for settlement of the Restricted Stock Units, which shall be set forth in the applicable Award Agreement.

(ii)        Subject to the terms and conditions of this Plan and the applicable Restricted Stock Unit Award Agreement, as well as any procedures established by the Committee, prior to the expiration of the applicable vesting period applicable to a Restricted Stock Unit Award, the Committee may determine to pay dividend equivalent rights with respect to Restricted Stock Units Any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Participating Subsidiary Stock underlying a Restricted Stock Unit shall be subject to the same vesting conditions as the Restricted Stock Unit to which it relates. The Participant shall have the right to be paid such securities, cash or other property upon vesting of the subject Restricted Stock Unit.

(iii)        Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable Restricted Stock Unit Award Agreement, each Participant receiving Restricted Stock Units shall have no rights as a stockholder with respect to such Restricted Stock Units until such time as shares of Participating Subsidiary Stock (if any) are issued to the Participant. No shares of Participating Subsidiary Stock shall be issued at the time a Restricted Stock Unit is granted, and neither the Company nor a Participating Subsidiary will be required to set aside a fund for the payment of any such Award or the payment of any dividend equivalent rights. Except as otherwise provided in the applicable Award Agreement, shares of Participating Subsidiary Stock issuable under an Restricted Stock Unit shall be treated as issued on the first date that the holder of the Restricted Stock Unit is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Participating Subsidiary Stock on such date. An Award Agreement may provide that issuance of shares of Participating Subsidiary Stock under a Restricted Stock Unit or payment of cash of equivalent value may be deferred beyond the first date that the Restricted Stock Unit is no longer subject to a substantial risk of forfeiture, or to another date, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

(i)        Other Stock-Based Awards; Other Cash-Based Awards. The Committee is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, such Awards shall provide that payment shall be made within 2½ months after the end of the year in which the Participant has a legally binding vested right to such award.

(j)        Exercisability of Awards; Cancellation of Awards in Certain Cases.

(i)        Except as hereinafter provided, each Agreement with respect to an Option or Stock Appreciation Right shall set forth the period during which and the conditions subject to which the Option or Stock Appreciation Right evidenced thereby shall be exercisable, and each Award Agreement with respect to a Restricted Stock Award, Restricted Stock Unit Award, Stock Bonus award, Performance Award or other Award shall set forth the period after which and the conditions subject to which amounts underlying such Award shall vest or be deliverable, all such periods and conditions to be determined by the Committee in its sole discretion.

(ii)        No Option or Stock Appreciation Right may be exercised and no shares of Participating Subsidiary Stock underlying any other Award under the Plan may vest or become deliverable more than ten years after the date of grant (the “Stated Expiration Date”).

(iii)        Except as provided in Section 7 hereof or the following clause (iv), no Option or Stock Appreciation Right may be exercised and no shares of Participating Subsidiary Stock underlying any other Award under the Plan may vest or become deliverable unless the Participant is at such time in the employ (for Participants who are employees) or service (for Participants who are nonemployee directors or consultants) of the Company or a Subsidiary (or a company, or a parent or subsidiary company of such company, issuing or assuming the relevant right or award in a Change in Control) and has remained continuously so employed or in service since the relevant date of grant of the Award.

(iv)        If permitted by an Award Agreement or the Committee, an outstanding Option, to the extent it is not yet exercisable, may be exercised subject to the Participant’s payment of the applicable exercise price in the manner permitted under Section 6(k) and the Participant’s execution of a restricted stock purchase agreement having such terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. Unless the Committee determines otherwise, the restricted stock purchase agreement shall, among other things, grant the Company and/or any of its Subsidiaries a right to repurchase the shares of Participating Subsidiary Stock acquired by the Participant as a result of exercise of the Option upon the Participant’s separation from service with the Company and its Subsidiaries for any reason (including death or Disability). Unless otherwise determined by the Committee, the purchase price for the unvested shares of Participating Subsidiary Stock repurchased by the Company or its Subsidiaries pursuant to the restricted stock purchase agreement shall be the lesser of (i) original purchase price paid for the shares by the Participant, and (ii) the Fair Market Value of the shares of Participating Subsidiary Stock as of the date of the repurchase. During the period of the restrictions set forth in the restricted stock purchase agreement, the shares of Participating Subsidiary Stock acquired by the Participant upon exercise of the Option shall be treated as shares of Restricted Stock under the Plan.

(v)        An Option or Stock Appreciation Right shall be exercisable by the filing of a written notice of exercise or a notice of exercise in such other manner with the Committee or its delegate, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 6(k) hereof.

(vi)        Unless the applicable Award Agreement provides otherwise, the “Option exercise date” and the “Stock Appreciation Right exercise date” shall be the date that the written notice of exercise, together with payment, are received by the Committee or its delegate.

(k)        Payment of Award Price.

(i)        Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion otherwise determines, any written notice of exercise of an Option or Stock Appreciation Right must be accompanied by payment of the full Option or Stock Appreciation Right exercise price.

(ii)        Payment of the Option exercise price and of any other payment required by the Award Agreement to be made pursuant to any other Award shall be made in any combination of the following: (a) by certified or official bank check payable to the applicable Participating Subsidiary (or the equivalent thereof acceptable to the Committee), (b) wire transfer, (c) with the consent of the Committee in its sole discretion, by personal check (subject to collection) which may in the Committee’s discretion be deemed conditional, (d) unless otherwise provided in the applicable Agreement, and as permitted by the Committee, by delivery of previously-acquired shares of Participating Subsidiary Stock or Company common stock owned by the Participant having a Fair Market Value (determined as of the Option exercise date, in the case of Options, or other relevant payment date as determined by the Committee, in the case of other Awards) equal to the portion of the exercise price being paid thereby; and/or (e) with the consent of the Committee, on a net-settlement basis with the applicable Participating Subsidiary withholding the amount of Participating Subsidiary Stock sufficient to cover the exercise price and tax withholding obligation. Payment in accordance with clause (a) of this Section 6(k)(ii) may be deemed to be satisfied, if and to the extent that the applicable Award Agreement so provides or the Committee permits, by delivery to the Participating Subsidiary of an assignment of a sufficient amount of the proceeds from the sale of Participating Subsidiary Stock to be acquired pursuant to the Award to pay for all of the Participating Subsidiary Stock to be acquired pursuant to the Award and an authorization to the broker or selling agent to pay that amount to the applicable Participating Subsidiary and to effect such sale at the time of exercise or other delivery of shares of Participating Subsidiary Stock.

7.        Termination of Employment.

(a)        Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries for Cause, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof that is vested as of the date of such termination of employment or service, may be given, for a period of thirty (30) days from and including the date of termination of employment or service (and shall thereafter terminate). All portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

(b)        Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of the Participant’s employment or service with the Company and its Subsidiaries for any reason other than as described in subsection (a), (c), (d) or (e) hereof, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable for a period of ninety (90) days (and shall terminate thereafter), and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given, for a period of ninety (90) days from and including the date of termination of employment or service (and shall terminate thereafter). All additional portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

(c)        Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant terminates employment due to Retirement with the consent of the Company or the Participating Subsidiary, or the Participant’s employment or service terminates due to Disability, all outstanding Options, Stock Appreciation Rights and all other outstanding Awards granted to such Participant shall continue to vest in accordance with the terms of the applicable Award Agreements. The Participant shall be entitled to exercise each such Option or Stock Appreciation Right and to make any payment, give any notice or to satisfy other condition under each such other Award, in each case, for a period of one year from and including the later of (i) date such entire Award becomes vested or exercisable in accordance with the terms of such Award and (ii) the date of Retirement, and thereafter such Awards or parts thereof shall be canceled. Notwithstanding the foregoing, if the Participant terminates employment due to Retirement with the consent of the Company or the Participating Subsidiary, or the Participant’s employment or service terminates due to Disability, the Committee may in its sole discretion provide for a longer or shorter period for exercise of an Option or Stock Appreciation Right or may permit a Participant to continue vesting under an Option, Stock Appreciation Right, Restricted Stock award, Restricted Stock Unit award or other Award, or to make any payment, give any notice or to satisfy other condition under any other Award. The Committee may in its sole discretion, and in accordance with Section 409A of the Code, determine (i) for purposes of the Plan, whether any termination of employment or service is a voluntary Retirement with the Company’s or applicable Subsidiary’s consent or is due to Disability for purposes of the Plan, (ii) whether any leave of absence (including any short-term or long-term Disability or medical leave) constitutes a termination of employment or service, or a failure to have remained continuously employed or in service, for purposes of the Plan (regardless of whether such leave or status would constitute such a termination or failure for purposes of employment law), (iii) the applicable date of any such termination of employment or service, and (iv) the impact, if any, of any of the foregoing on Awards under the Plan.

(d)        Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant’s employment or service terminates by reason of death, or if the Participant’s employment or service terminates under circumstances providing for continued rights under subsection (b), (c) or (e) of this Section 7 and during the period of continued rights described in subsection (b), (c) or (e) the Participant dies, all outstanding Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights and other Awards granted to such Participant shall vest and become fully exercisable, and any payment or notice provided for under the terms of any other outstanding Award may be immediately paid or given and any condition may be satisfied, by the person to whom such rights have passed under the Participant’s will (or if applicable, pursuant to the laws of descent and distribution) for a period of one year from and including the date of the Participant’s death and thereafter all such Awards or parts thereof shall be canceled.

(e)        Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries (i) by the Company or its Subsidiaries without Cause or (ii) by the Participant for “good reason” or any like term as defined under any employment agreement with the Company or the Participating Subsidiary to which the Participant may be a party, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant which are exercisable as of the date of termination of employment or service of such Participant shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given, for a period of one year from and including the date of termination of employment or service and shall terminate thereafter. Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, any other outstanding Award shall terminate as of the date of such termination of employment or service.

(f)        Notwithstanding anything in this Section 7 to the contrary, no Option or Stock Appreciation Right may be exercised and no shares of Participating Subsidiary Stock underlying any other Award under the Plan may vest or become deliverable past the Stated Expiration Date.

8.        Effect of Change in Control.

Unless otherwise set forth in an Award Agreement, in the event of a Change in Control:

(a)        With respect to each outstanding Award that is continued, assumed or substituted in connection with a Change in Control, in the event of a termination of a Participant’s employment or service by the Company and the Subsidiary without Cause during the 24-month period following such Change in Control, on the date of such termination (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(b)        With respect to each outstanding Award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(c)        For purposes of this Section 8, an Award shall be considered assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award provides the right to receive Participating Subsidiary Stock of the applicable Participating Subsidiary to which the Change in Control applies, the Award instead confers the right to receive common stock of the acquiring entity.

(d)        Notwithstanding any other provision of the Plan: (i) in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board of Directors or Committee may, in its sole discretion, provide that each Award shall, immediately upon the occurrence of a Change in Control with respect to the Participating Subsidiary, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess of the consideration paid per share of Participating Subsidiary Stock in the Change in Control over the exercise or purchase price (if any) per share subject to the Award multiplied by (y) the number of shares of Participating Subsidiary Stock granted under the Award and (ii) with respect to any Award that constitutes a deferral of compensation subject to Section 409A of the Code, in the event of a Change in Control that does not constitute a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Participating Subsidiary under Section 409A(a)(2)(A)(v) of the Code and regulations thereunder, such Award shall be settled in accordance with its original terms or at such earlier time as permitted by Section 409A of the Code.

9.        Miscellaneous.

(a)        Awards Agreements under the Plan shall contain such terms and conditions, not inconsistent with the Plan, as the Committee may determine in its sole discretion, including penalties for the commission of competitive acts or other actions detrimental to the Company and/or its Subsidiaries. Notwithstanding any other provision hereof, the Committee shall have the right at any time to deny or delay a Participant’s exercise of Options or Stock Appreciation Rights if such Participant is reasonably believed by the Committee (i) to be engaged in material conduct adversely affecting the Company and/or its Subsidiaries, or (ii) to be contemplating such conduct, unless and until the Committee shall have received reasonable assurance that the Participant is not engaged in, and is not contemplating, such material conduct adverse to the interests of the Company and/or its Subsidiaries.

(b)        Participants are and at all times shall remain subject to the trading window policies adopted by the Company from time to time throughout the period of time during which they may exercise Options, Stock Appreciation Rights or sell shares of Participating Subsidiary Stock acquired pursuant to the Plan.

10.        No Special Employment Rights, No Right to Award.

(a)        Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment or service by the Company and/or its Subsidiaries or interfere in any way with the right of the Company and/or its Subsidiaries, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

(b)        No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

11.        Securities Matters.

(a)        The Company and the Subsidiary shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Participating Subsidiary Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, neither the Company nor its Subsidiaries shall be obligated to cause to be issued or delivered any certificates evidencing shares of Participating Subsidiary Stock pursuant to the Plan unless and until the Company is advised by counsel to the Company that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Participating Subsidiary Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Participating Subsidiary Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b)        The transfer of any shares of Participating Subsidiary Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Participating Subsidiary Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Participating Subsidiary Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Award, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

12.        Withholding Taxes.

(a)        Whenever cash is to be paid pursuant to an Award, the Company and/or the Subsidiary shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

(b)        Whenever shares of Participating Subsidiary Stock are to be delivered pursuant to an Award, the Company and/or the Subsidiary shall have the right to require the Participant to remit to the Company and/or the Subsidiary in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company and/or the Subsidiary withhold from delivery shares of Participating Subsidiary Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

13.        Non-Competition and Confidentiality; Shareholder and Voting Rights Agreement.

By accepting Awards and as a condition to the exercise of Awards and the enjoyment of any benefits of the Plan, including participation therein, each Participant agrees to be bound by and subject to non-competition, confidentiality and invention ownership agreements acceptable to the Committee or any officer or director to whom the Committee elects to delegate such authority, and to any agreement required by the Committee or any officer or director to whom the Committee elects to delegate such authority that includes terms and conditions that provide the Company and/or one or more Subsidiaries with (i) a right of first refusal or impose other restrictions with respect to the transfer of Participating Subsidiary Stock, (ii) a voting agreement with respect to Participating Subsidiary Stock, (iii) “drag-along” rights in favor of the Company and/or any of its Subsidiaries, (iv) “market standoff” or “lock-up” conditions, (v) repurchase rights, and/or (vi) such other terms and conditions as the Committee (or any officer or director to whom the Committee elects to delegate such authority) may require, if any.

14.        Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Participating Subsidiary Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company and Participating Subsidiary of such election within 10 days of filing notice of the election with the Internal Revenue Service.

15.        Amendment or Termination of the Plan.

The Board of Directors or the Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that the requisite stockholder approval shall be required if and to the extent the Board of Directors or Committee determines that such approval is appropriate or necessary for purposes of satisfying any section of the Code or Rule 16b-3 or other applicable law. Awards may be granted under the Plan prior to the receipt of such stockholder approval of the Plan but each such grant shall be subject in its entirety to such approval and no Award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. No amendment or termination of the Plan may, without the consent of a Participant, adversely affect the Participant’s rights under any outstanding Award.

16.        Transfers Upon Death; Nonassignability.

(a)        A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company and/or the Participating Subsidiary unless the Committee shall have been furnished with written notice thereof and with a copy of the will and/or such evidence as the Committee in its sole discretion may deem necessary to establish the validity of the transfer and an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

(b)        During a Participant’s lifetime, the Committee may, in its sole discretion, pursuant to the provisions set forth in this clause (b), permit the transfer, assignment or other encumbrance of an outstanding Option unless such Option is an Incentive Stock Option and the Committee and the Participant intends that it shall retain such status. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, a Participant may, upon providing written notice to the Chairman of the Committee, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration. Any such transferee must agree, in writing, to be bound by all provisions of the Plan.

17.        Effective Date and Term of Plan.

The Plan shall become effective on the Effective Date. Unless earlier terminated by the Board of Directors or the Committee or the Subsidiary Committee, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date, which is June ___, 2035. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

18.        Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

19.        Participant Rights.

(a)        No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any Award until the date of the issuance of the Participating Subsidiary Stock certificate to him or her for such shares.

(b)        Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of grants and Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive grants and awards under the Plan, whether or not such persons are similarly situated.

20.        Unfunded Status of Awards.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company and/or its Subsidiaries.

21.        No Fractional Shares.

No fractional shares of Participating Subsidiary Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

22.        Interpretation.

(a)        The Plan is designed and intended to the extent applicable, to comply with the Code, and to provide for grants and other transactions which are exempt under Rule 16b-3, and all provisions hereof shall be construed in a manner to so comply. Awards under the Plan, and payments pursuant to Awards, are intended to comply with, or be exempt from, the requirements of Code Section 409A, and the Plan and all Awards shall be interpreted in accordance with such intent. Notwithstanding the foregoing, in no event shall the Company or the Participating Subsidiary, or any member of the Board or any member of the board of directors of the Participating Subsidiary, or any officer or other person acting on behalf of the Company or the Participating Subsidiary or on behalf of the Board or the board of directors of the Participating Subsidiary, have any liability to any Participant or any other person or entity for any failure to comply with Section 409A of the Code.

(b)        Notwithstanding any provisions of the Plan or any Award Agreement, no payment or distribution under this Plan that constitutes an item of deferred compensation under Code Section 409A and becomes payable by reason of a Participant’s termination of employment or service with the Company and/or its Subsidiaries will be made to such Participant until such Participant’s termination of employment or service constitutes a “separation from service” (as defined in Code Section 409A). For purposes of this Plan, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Code Section 409A. If a participant is a “specified employee” (as defined in Code Section 409A), then to the extent necessary to avoid the imposition of taxes under Code Section 409A, such Participant shall not be entitled to any payments upon a termination of his or her employment or service until the earlier of: (i) the expiration of the six (6)-month period measured from the date of such Participant’s “separation from service” or (ii) the date of such Participant’s death. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section 22(b) (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to such Participant in a lump sum as soon as practicable, but in no event later than sixty (60) calendar days, following such expired period, and any remaining payments due under this Plan will be paid in accordance with the normal payment dates specified for them herein.

(c)        Notwithstanding any provisions of this Plan or any Award Agreement to the contrary, no acceleration or deferral shall occur, and no other modification shall be made, with respect to any Award to the extent such acceleration, deferral, or modification would cause such Award or the Plan to fail to comply with Section 409A of the Code.

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This Plan was approved and adopted by the Board of Directors on the ____ day of
June, 2025 and by the board of directors of the Participating Subsidiary.